UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2009

Sinoenergy Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-34131	84-1491682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603-1604, Tower B Fortune Centre Ao City, Beiyuan Road, Chaoyang District, Beijing China, 100107
(Address of principal executive offices)

Registrant’s telephone number, including area code:	86-10-84928149

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 23, 2009, Sinoenergy Corporation (the "Company") announced its financial results for the quarterly period ended December 31, 2008 and certain other information.  A copy of the Company’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

               On February 23, 2009, the Company announced that it will conduct a conference call at 9:00 a.m. Eastern Time on February 25, 2009 to discuss its financial results for the quarterly period ended December 31, 2008.  A copy of the Company’s press release announcing this conference call is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

Exhibits

99.1	Press Release, dated February 23, 2009
99.2	Press Release, dated February 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOENERGY CORPORATION
(Registrant)

Date: February 25, 2009	/s/ Shiao Ming Sheng
Shiao Ming Sheng, Chief Financial Officer